UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K regarding the Loan Documents (as defined below) is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 8, 2020, 6565 E Evans Ave LLC (the “Borrower”), a wholly owned subsidiary of General Cannabis Corp (the “Company”), entered into a $975,000 deed of trust (the “Mortgage Loan”) secured by a first mortgage lien on the property located at 6565 East Evans Avenue, Denver, Colorado. The Mortgage Loan is also secured by an assignment of leases and rents at such property and a pledge by the Company of all of the membership interests in the Borrower, and is guaranteed by the Company, Steve Gutterman, the Chief Executive Officer of the Company, and Michael Feinsod, the Executive Chairman of the Board of Directors of the Company. The Mortgage Loan was evidenced by a Deed of Trust Note (the “Note”) between the Borrower and W Financial REIT, Ltd. and a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of the Borrower (the “Security Agreement” and, together with the Note, the “Loan Documents”). The Mortgage Loan matures on December 31, 2020 and accrues interest at a rate of equal to the greater of 5.25% in excess of the Prime Rate (as defined in the Note) or 10.00% per annum, payable on a monthly basis. The Loan Documents contain customary representations, covenants and warranties and provide for an increased interest rate and the ability of the lender to accelerate the maturity date in the event of certain events of default.

The foregoing descriptions of the Mortgage Loan and the Loan Documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Note and the Security Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Deed of Trust Note between 6565 E Evans Ave LLC and W Financial REIT, Ltd.
10.2	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of 6565 E Evans Ave LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 14, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer